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                                                                  EXHIBIT 10(03)
               [BENNETT MANAGEMENT & DEVELOPMENT CORP. LETTERHEAD]






November 28, 1995


Mr. Edson R. Arneault, President
Winners Entertainment, Inc.
Route 2 South, P. O. Box 358
Chester, West Virginia   26034

         RE: Construction Loan Agreement between Bennett Management &
             Development Corp., Mountaineer Park, Inc. and Winners Entertainment, Inc., dated June 24, 1994, as amended and further modified on November 9, 1995 (the "Loan")

Dear Mr. Arneault:

         You have asked Bennett Management & Development Corp. ("BMDC"), to further extend the repayment date in order to further assist you with your contemplated financing.

         This letter sets forth the agreement between BMDC, Mountaineer Park, Inc. and Winners Entertainment, Inc. that if: (a) the Loan from BMDC to Mountaineer Park, Inc. in the principal amount of $10.2 million plus all accrued and unpaid interest at an interest rate of 12.5% per annum is paid in full by December 10, 1995, and (b) Mountaineer Park, Inc. and Winners Entertainment, Inc. deliver to BMDC a broad form general release of all liability arising out of or related to the loan, BMDC transfer to Winners Entertainment, Inc. all of its current and future rights to any shareholder interest in Winners at no additional cost to Winners, and a duly executed release of the deed of trust.

         If the foregoing correctly sets forth our agreement, please sign the enclosed copy of this letter and return the same to me.

                                               Very truly yours,
                                               BENNETT MANAGEMENT &
                                               DEVELOPMENT CORP.


                                               By:    /s/ Patrick R. Bennett
                                                   ---------------------------
                                               Its:  CFO
AGREED TO:

WINNERS ENTERTAINMENT, INC.                    MOUNTAINEER PARK, INC.


By: /s/ Edson R. Arneault                      By: /s/ Edson R. Arneault
- ---------------------------                        ---------------------------
Title:  President                              Title:  President